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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 7, 1997


                            GENERAL AUTOMATION, INC.
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             (Exact name of Registrant as specified in its charter)


        Delaware                       0-5260                  95-2488811
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(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)        Identification Number)


17731 Mitchell North, Irvine, California                          92714
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (714) 250-4800


                                 Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        (a) General Automation, Inc. (the "Company") engaged McGladrey & Pullen as its new independent accountants as of October 7, 1997.

        (b) During the Company's two most recent fiscal years and through October 7, 1997, neither the Company, nor anyone on its behalf, consulted with McGladrey & Pullen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 7, 1997                                 GENERAL AUTOMATION, INC.


                                                By: /s/ JOHN R. DONNELLY
                                                    --------------------------
                                                    John R. Donnelly
                                                    Vice President Finance
                                                    and Chief Financial
                                                    Officer


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